Exhibit 99.2
Third Quarter 2010 EARNINGS CALL Supplemental Materials OCTOBER 26, 2010

Forward Looking Statements Today's news release and this conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about 2010 adjusted revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software; the failure to achieve some or all of the benefits that we expect from the Metavante acquisition, including the possibility that the Metavante acquisition may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. 2

Use of Non-GAAP Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes a settlement related to the card processing joint venture in Brazil and the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures, acquisition related cash items and cash items associated with the 2010 recapitalization plan. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the attachments to the press release dated 10/26/2010 and in the Investor Relations section of the FIS Web site, www.fisglobal.com. 3

Pro Forma Financial Highlights 3rd Quarter 2010 Adjusted revenue of $1.3 billion, up 3.3% Adjusted EBITDA margin of 33.1%, up 320 bps Achieved targeted cost synergies Adjusted EPS of $0.52 Adjusted free cash flow of $220 million 4

Consolidated Results ($ millions) 5 Pro forma revenue increased 3.3% Increased professional services and software sales No significant currency impact Adjusted EBITDA increased 14.7% Adjusted margin expanded 320 bps to 33.1% Prior year results reflect the inclusion of Metavante results on a pro forma basis. Excludes $83 million for Brazil joint venture settlement and $3 million purchase accounting adjustment for deferred revenues. Note: Calculations may differ due to rounding. (2) Revenue EBITDA (1) (1)

Financial Solutions ($ millions) 6 Financial Solutions revenue increased 10.5% Increase in professional services, software sales and account processing revenue Adjusted EBITDA increased 16.9% Adjusted margin expanded 250 bps to 45.1% Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. Revenue EBITDA (1) (1)

Payment Solutions ($ millions) 7 Payment Solutions revenue decreased 1.9% Increased 1.8% excluding check businesses Adjusted EBITDA increased 2.3% Adjusted margin expanded 150 bps to 38.4% Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. Revenue EBITDA (1) (1)

International Solutions ($ millions) 8 International Solutions revenue increased 2.3% Santander portfolio deconverted in January Banco Bradesco conversion completed October 2 No significant currency impact Adjusted EBITDA decreased 4.1% Adjusted margin decreased 160 bps to 23.3% Incremental costs related to Banco Bradesco conversion Santander portfolio deconversion Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. Revenue EBITDA (1) (1)

Results Summary ($ millions) 9 Includes net impact of termination fee, impairment charge, debt extinguishment and non-controlling interest. Note: Calculations may differ due to rounding.

Cash Flows ($ millions) 10 Strong earnings growth Disciplined working capital management Targeted capital investment Note: Calculations may differ due to rounding.

Updated 2010 Outlook 11 Assumes 36% full year tax rate Anticipated 307 million diluted shares in Q4.

Third Quarter 2010 EARNINGS CALL Supplemental Materials OCTOBER 26, 2010 Appendix

Total Debt ($ millions) 13 LIBOR floor of 150 bps. Note: Calculations may differ due to rounding.

Note: Calculations may differ due to rounding. International Solutions 14 2010 Foreign Currency Exchange Rates 2010 Foreign Currency Exchange Rates 2010 Foreign Currency Exchange Rates LC/$ Budget(1) Forecast(2) Euro 1.48 1.34 Brazil 0.57 0.58 UK 1.65 1.55 Assumed currency rates included in 2010 guidance ($60 million full year revenue benefit) Current forecast assumes full year currency revenue benefit of 50 bps versus original guidance of 100 bps